SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : January 25, 1999


LEHMAN ABS CORPORATION, (as depositor under the Sales and Servicing Agreement, dated December 1, 1998, which forms Provident Bank Home Equity Loan Trust 1998-A, which will issue Provident Bank Home Equity Loan Trust 1998-A, Home Equity Loan Asset-Backed Notes, Series 1998-A)

                             LEHMAN ABS CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                     333-39649-14               13-3447441
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


Three World Financial Center
200 Vesey Street
New York, New York                                             10022
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 8
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Provident Bank Home Equity Loan Trust 1998-A Home Equity Loan Asset-Backed Notes, Series 1998-A (the "Notes") . The Notes were issued, and this report and exhibit is being filed, pursuant to the terms of the Sales and Servicing Agreement, dated as of December 1 , 1998 ( the "Agreement"), among Lehman ABS Corporation, as depositor, The Provident Bank, as master servicer, and The Chase Manhattan Bank, as indenture trustee. On January 25, 1999 distribution was made to the Noteeholders. Specific information with respect to the distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Noteholders on January 25, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein



Date:    March  3, 1999              By:  /s/ Jennifer Cupo
                                        Jennifer Cupo
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Noteholder Statement on                   5
                         January 25, 1999.

                                  Exhibit 99.1

              Monthly Noteholder Statement on January 25, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                               PROVIDENT BANK HOME EQUITY LOAN TRUST 1998-A
                                         STATEMENT TO NOTEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

DIST DATE:           01/25/99                                                            PAGE #1


-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL        BEGINNING                                                       ENDING
        NOTE PRINCIPAL  NOTE PRINCIPAL    PRINCIPAL        INTEREST        TOTAL        NOTE PRINCIPAL
CLASS      BALANCE         BALANCE      DISTRIBUTION     DISTRIBUTION   DISTRIBUTION       BALANCE

-----------------------------------------------------------------------------------------------------------------------------------

 A-1   100,000,000.00  100,000,000.00   1,562,816.09      446,246.67    2,009,062.76     98,437,183.91
 A-2    60,000,000.00   60,000,000.00     962,311.12      267,748.00    1,230,059.12     59,037,688.88
 A-3    23,150,000.00   23,150,000.00     371,291.71       96,136.81      467,428.51     22,778,708.29
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS 183,150,000.00  183,150,000.00   2,896,418.92      810,131.47    3,706,550.39    180,253,581.08
-----------------------------------------------------------------------------------------------------------------------------------










            FACTOR INFORMATION PER $1,000                                     PASS THRU RATES


                    PRINCIPAL       INTEREST      END. CERT.                             PASS
 CLASS   CUSIP      DISTRIBUTION   DISTRIBUTION     BALANCE                    CLASS      THRU RATE

-------------------------------------------------------------             ---------------------------
  A-1  743844CE0    15.62816090    4.46246667     984.37183910                 A-1      6.17880%
  A-2  743844CF7    16.03851870    4.46246667     983.96148130                 A-2      6.17880%
  A-3  743844CG5    16.03851870    4.15277778     983.96148130                 A-3      5.75000%
-------------------------------------------------------------             ---------------------------








If there are any questions or problems with this statement, please contact the Administrator listed below.

                     ---------------------------------------
                               JOSEPH VERFENSTEIN
               THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3261
                     ---------------------------------------


                                                                              (C) COPYRIGHT 1999, THE CHASE MANHATTAN BANK




 ----------------------------------------------------------------------------------------------------------------------------------
                               PROVIDENT BANK HOME EQUITY LOAN TRUST 1998-A
                                         STATEMENT TO NOTEHOLDERS
 ----------------------------------------------------------------------------------------------------------------------------------

   DIST DATE:           01/25/99                                                                  PAGE #2



SEC. 5.03 (i)    INVESTOR FLOATING ALLOCATION PERCENTAGE:

                                                            GROUP I             GROUP II
                                                              99%                 99%

SEC. 5.03(iv)(v) NOTE INTEREST:

                    ----------------------------------------------------------------------------------
                                        PREVIOUS                 CURRENT                 REMAINING
                        CLASS         UNPAID INTEREST          UNPAID INTEREST       UNPAID INTEREST
                                         SHORTFALL                SHORTFALL             SHORTFALL
                    ----------------------------------------------------------------------------------
                          A-1                0.00                     0.00                     0.00
                          A-2                0.00                     0.00                     0.00
                          A-3                0.00                     0.00                     0.00
                    ----------------------------------------------------------------------------------



SEC. 5.03 (vi)   AGGREGATE PRINCIPAL  DISTRIBUTION:                                     2,896,418.92


SEC. 5.03 (vii)  SPREAD ACCOUNT DEPOSIT:


                    GROUP 1:                  5,500,000.00
                    GROUP 2:                  4,989,000.00


SEC. 5.03 (viii) SIMPLE INTEREST EXCESS SUB-ACCOUNT DEPOSIT:


                    GROUP 1:                    233,629.16
                    GROUP 2:                    195,402.22


SEC. 5.03 (ix)   SERVICING FEE:

                    GROUP 1:                     42,087.68
                    GROUP 2:                     34,996.42


SEC. 5.03 (x)    INVESTED AMOUNT FOR EACH GROUP:


                    GROUP 1:                100,000,000.00
                    GROUP 2:                 83,150,000.00


SEC. 5.03 (xi)   PRINCIPAL POOL BALANCE:

               ================================================================
                              BEG PRINCIPAL BALANCE    END PRINCIPAL BALANCE
               ================================================================
               GROUP 1                 101,010,425.99            99,447,609.90
               GROUP 2                  83,991,407.33            82,657,804.50
               ----------------------------------------------------------------
                                               TOTAL:           182,105,414.40
               ----------------------------------------------------------------


SEC. 5.03 (xii)  DEFICIENCY AMOUNT:                                                           0.00




                                                                           (C) COPYRIGHT 1999, THE CHASE MANHATTAN BANK

----------------------------------------------------------------------------------------------------------------------------------
                               PROVIDENT BANK HOME EQUITY LOAN TRUST 1998-A
                                         STATEMENT TO NOTEHOLDERS
 ---------------------------------------------------------------------------------------------------------------------------------
    DIST DATE:           01/25/99                                                              PAGE #3


SEC. 5.03 (xiii)      DELINQUENCIES:
                    ===========================================================
                                    GROUP 1 DELINQUENCIES
                    ===========================================================
                         PERIOD              NUMBER      AGG.PRINCIPAL BALANCE
                    ===========================================================
                      30 - 59 DAYS               14                  15,678.30
                      60 - 89 DAYS                3                   5,297.43
                        90+ DAYS                  0                       0.00
                    FORECLOSURE                   0                       0.00
                    -----------------------------------------------------------

                    ===========================================================
                                    GROUP 2 DELINQUENCIES
                    ===========================================================
                         PERIOD              NUMBER      AGG.PRINCIPAL BALANCE
                    ===========================================================
                      30 - 59 DAYS               11                  30,838.45
                      60 - 89 DAYS                1                  32,755.04
                        90+ DAYS                  0                       0.00
                    FORECLOSURE                   0                       0.00
                    -----------------------------------------------------------

SEC. 5.03 (xiv)         REO LOANS:
                    ===========================================================
                         GROUP           NUMBER             BOOK VALUE
                    ===========================================================


                    -----------------------------------------------------------



SEC. 5.03 (xvi)       MORTGAGE LOANS RETRANFERRED TO THE TRANSFEROR
                    ===========================================================
                         GROUP           NUMBER             BOOK VALUE
                    ===========================================================


                    -----------------------------------------------------------



                    ==========================================================
SEC. 5.03 (xvii)                              GROUP 1
                    ==========================================================
                                                      AGG.PRINCIPAL BALANCE
                    ===========================================================
                    CUMULATIVE NET LOSSES:                                0.00
                    90 DAY DELINQUENCY AMOUNT:                           0.00%
                    90+ DAY ROLLING AVERAGE:                             0.00%
                    LIQUIDATION LOSS AMOUNTS                              0.00
                    -----------------------------------------------------------


                    ==========================================================
                                             GROUP 2
                    ==========================================================
                                                      AGG.PRINCIPAL BALANCE
                    ===========================================================
                    CUMULATIVE NET LOSSES:                                0.00
                    90 DAY DELINQUENCY AMOUNT:                           0.00%
                    90+ DAY ROLLING AVERAGE:                             0.00%
                    LIQUIDATION LOSS AMOUNTS                              0.00
                    -----------------------------------------------------------


                                                                           (C) COPYRIGHT 1999, THE CHASE MANHATTAN BANK

